EXHIBIT 10.41


                                 $10,000,000.00

                                 AMENDMENT NO. 3

                                       TO

                           LOAN AND SECURITY AGREEMENT

                               AND LIMITED WAIVER

                      originally dated as of March 12, 2001

                                  by and among

                             LASERSIGHT INCORPORATED
                          LASERSIGHT TECHNOLOGIES, INC.
                         LASERSIGHT CENTERS INCORPORATED
                            LASERSIGHT PATENTS, INC.
                           PHOTOMED ACQUISITION, INC.
                                    MRF, INC.
                                L.S. EXPORT, LTD.
                                 LST LASER, S.A.
                             LASERSIGHT EUROPE GMBH

                            (collectively "Borrower")

                                       and

                         HELLER HEALTHCARE FINANCE, INC.

                                   ("Lender")

                          Executed as of March 31, 2003

        AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT AND LIMITED WAIVER


         THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT AND LIMITED WAIVER (this "Amendment") is executed as of the 31st day of March, 2003, by and among LASERSIGHT INCORPORATED, a Delaware corporation ("LaserSight"), LASERSIGHT TECHNOLOGIES, INC., a Delaware corporation, LASERSIGHT CENTERS INCORPORATED, a Delaware corporation, LASERSIGHT PATENTS, INC., a Delaware corporation, PHOTOMED ACQUISITION, INC., a Delaware corporation, MRF, INC., a Missouri corporation, L.S. EXPORT, LTD., a company formed under the laws of the U.S. Virgin Islands, LST LASER, S.A., a company formed under the laws of Costa Rica, and LASERSIGHT EUROPE GMBH, a company formed under the laws of Germany (collectively, "Borrower"), and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation (the "Lender").

                                    RECITALS

         WHEREAS, pursuant to that certain Loan and Security Agreement dated March 12, 2001 by and among Borrower and Lender (as previously amended, as amended hereby and as it may be further amended, modified or restated from time to time, collectively, the "Loan Agreement"), the Lender agreed to make available to Borrower a revolving credit loan (the "Loan");

         WHEREAS, Borrower has requested that Lender agree to extend the term of the Loan and to make certain other modifications to the Loan Agreement;

         WHEREAS, Borrower has breached certain financial covenants set forth in that certain Amendment No. 2 to the Loan Agreement as of the period ended December 31, 2002;

         WHEREAS, Lender has agreed to provide the limited waivers and make the modifications to the Loan Agreement requested by Borrower on the condition, among other things, that the parties hereto execute and deliver this Amendment and the other related documents referred to herein and otherwise comply with the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

         Section 1. Definitions. Unless otherwise defined herein, all capitalized terms used herein without definition shall have the meanings assigned to such terms in the Loan Agreement.

         Section 2. Confirmation of Representations and Warranties. Each entity comprising Borrower hereby (a) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct

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with respect to such entity, and (b) specifically represents and warrants to
Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien (other than Permitted Liens) or security interest in favor of any other person or entity.

         Section 3. Limited Waiver. On the terms and subject to the conditions set forth in this Amendment, including but not limited to those set forth in
Section 6 hereof, Lender hereby waives compliance by Borrower with Section 7.20 of the Agreement (the "Specified Breach") for the quarter ended December 31, 2002 only.

         Section 4. Amendments to Loan Agreement. On the Effective Date (as defined below), the Loan Agreement shall be automatically modified (and shall, thereafter, be deemed to have been modified effective as of such date without further action of the parties) as follows:

                  (a) Section 1.1 of the Loan Agreement shall be amended and restated in its entirety to read as follows:

                           "Section 1.1. Account. "Account" means any right to payment of a monetary obligation, whether or not earned by performance, including, but not limited to, the right to payment of management fees. Without limiting the generality of the foregoing, the term "Account" shall further include any "account" (as that term is defined in the Uniform Commercial Code now or hereafter in effect), any accounts receivable, any "health-care-insurance receivables" (as that term is defined in the Uniform Commercial Code now or hereafter in effect), any "payment intangibles" (as that term is defined in the Uniform Commercial Code now or hereafter in effect) and all other rights to payment of every kind and description, whether or not earned by performance."

                  (b) Section 2.3(a) shall be modified so as to substitute the name "SunTrust Bank" for the name "The Huntington National Bank" appearing therein.

                  (c) Section 2.8(a) of the Loan Agreement shall be amended and restated in its entirety to read as follows:

                           "(a) Subject to Lender's right to cease making Revolving Loans to Borrower upon or after any Event of Default, this Agreement shall be in effect until September 12, 2004, unless terminated as provided in this Section 2.8 (the "Term"), and this Agreement shall be renewed for one (1) year periods thereafter upon the mutual written agreement of the parties."

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                  (d) Section 3.1 of the Loan Agreement shall be amended by
deleting the "and" appearing at the end of subparagraph (h), deleting the existing subparagraph (i), and by adding the following at the end of subparagraph (h):

                           "(i) All of Borrower's letter-of-credit rights and commercial tort claims and, to the extent not listed above, all of Borrower's rights to any proceeds from insurance policies after payment of prior interests; and

                           (j) To the extent not included above as original collateral, the proceeds (including, without limitation, insurance proceeds) of all of the foregoing."

                  (e) Section 6.3 of the Loan Agreement shall be amended and restated in its entirety to read as follows:

                           "Section 6.3. Existence, Good Standing and Compliance with Laws. Borrower will do or cause to be done all things necessary
         (a) to obtain and keep in full force and effect all corporate existence, rights, licenses, privileges, and franchises of Borrower necessary to the ownership of its property or the conduct of its business, and comply with all applicable present and future laws, ordinances, rules, regulations, orders and decrees of any Governmental Authority having or claiming jurisdiction over Borrower; and (b) to maintain and protect the properties used or useful in the conduct of the operations of Borrower, in a prudent manner, including without limitation the maintenance at all times of such insurance upon its insurable property and operations as required by law or by Section 6.7. Notwithstanding the foregoing, Borrower shall be permitted to liquidate, wind-up or dissolve each of LS Japan Company, Ltd., LST Laser, S.A. and LaserSight Europe GmbH, provided, that the covenants set forth in Section 7.9 are met as of the effective date of dissolution of each such entity."

                  (f) Section 7.4 of the Loan Agreement shall be amended and restated in its entirety to read as follows:

                           "Section 7.4. Restriction on Fundamental Changes. Borrower will not: (a) enter into any transaction of merger or consolidation; (b) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); provided that, notwithstanding the foregoing, Borrower shall be permitted to liquidate, wind-up or dissolve each of LS Japan Company, Ltd., LST Laser, S.A. and LaserSight Europe GmbH, provided, that the covenants set forth in Section 7.9 are met as of the effective date of dissolution of each such entity; (c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, any of its assets (except for

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         any sales of assets undertaken in the ordinary course of Borrower's business), or the capital stock of any subsidiary of Borrower, whether now owned or hereafter acquired; or (d) acquire by purchase or otherwise all or any substantial part of the business or assets of, or stock or other evidence of beneficial ownership of, any Person. Borrower agrees that compliance with this Section 7.4 is a material inducement to Lender's advancing credit under this Note. Borrower further agrees that in addition to all other remedies available to Lender, Lender shall be entitled to specific enforcement of the covenants in this Section 7.4, including injunctive relief."

                  (g) The last sentence of Section 7.9 of the Loan Agreement shall be amended and restated in its entirety to read as follows:

                           "Borrower will not (a) cause or permit any of LS Japan Company, Ltd., LST Laser, S.A. and LaserSight Europe GmbH to have any assets, (b) deposit money in any account held by or established for the benefit of LS Japan Company, Ltd., LST Laser, S.A. and LaserSight Europe GmbH, and (c) utilize LS Japan Company, Ltd., LST Laser, S.A. and LaserSight Europe, GmbH in the conduct of Borrower's business.

                  (h) Section 7.13 of the Loan Agreement shall be amended and restated in its entirety to read as follows:

                           "Section 7.13. Use of Lender's Name/Press Releases. Borrower will not use Lender's name (or the name of any of Lender's affiliates) in connection with any of its business operations. Borrower will not and will not permit its Affiliates to, in the future, issue any press release or other public disclosure using the name of Lender, General Electric Capital Corporation or any of their respective Affiliates or referring to this Agreement or the other Loan Documents without at least two (2) Business Days prior written notice to Lender and without the prior written consent of Lender unless (and only to the extent that) Borrower or such Affiliate of Borrower is required to so disclose under law and then, in any event, such Borrower or Affiliate will consult with Lender before issuing such press release or other public disclosure. Borrower consents to the publication by Lender of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement. Borrower may disclose to third parties that Borrower has a borrowing relationship with Lender. Nothing contained in this Agreement is intended to permit or authorize Borrower to make any contract on behalf of Lender."

                  (i) Section 7.18 of the Loan Agreement shall be amended and restated in its entirety to read as follows:

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                           "Section  7.18.  Net Worth.  Borrower will not at any
         time allow its net worth (as computed in accordance with GAAP) to fall below $1,000,000.00"

                  (j) Section 7.19 of the Loan Agreement shall be amended and restated in its entirety to read as follows:

                           "Section 7.19. Tangible Net Worth. Borrower will not at any time allow its "tangible net worth" (as defined below), to fall below $(4,000,000.00). For purposes hereof, "tangible net worth" means assets (excluding "intangible assets" (as defined below)) less liabilities. For purposes hereof, "intangible assets" means all intangible assets (computed in accordance with GAAP) including, without limitation, goodwill, intellectual property, organizational costs and acquired technology."

                  (k) Section 7.20 of the Loan Agreement shall be amended and restated in its entirety to read as follows:

                           "Section 7.20. Net Revenue. Borrower will not at any time allow its net revenue (determined in accordance with GAAP) to fall below $2,000,000.00 for any of the quarters ending March 31, 2003, June 30, 2003, September 30, 2003, December 31, 2003, March 31, 2004 and
         June 30, 2004."

                  (l) New Sections 9.22 and 9.23 shall be added to the Loan Agreement as follows:

                           "Section 9.22. Appointment of Agent under this Agreement.

                     (a) Each of the entities comprising Borrower (other than LaserSight Incorporated ("LaserSight")) hereby irrevocably appoints and constitutes LaserSight as its agent to request and receive the Loan (and to otherwise act on behalf of each such entity pursuant to this Agreement and the other Loan Documents) from Lender in the name or on behalf of each such entity. Lender may disburse the Loan to the bank account of any one or more of such entities without notice to any of the other entities comprising Borrower or any other Person at any time obligated on or in respect of the Obligations.

                     (b) Each of the entities comprising Borrower (other than LaserSight) hereby irrevocably appoints and constitutes LaserSight as its agent to receive statements of account and all other notices from Lender with respect to the Obligations or otherwise under or in connection with this Agreement and the other Loan Documents.

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                     (c) No purported termination of the appointment of
         LaserSight as agent hereunder shall be effective without the prior written consent of Lender.

                           Section 9.23.  Cross-Guaranty.

                 (a) Each Borrower hereby agrees that such Borrower is jointly and severally liable for, and hereby absolutely and unconditionally guarantees to Lender and its successors and assigns the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of, all Obligations owed or hereafter owing to Lender by each other Borrower. Each Borrower agrees that its guaranty obligation hereunder is a continuing guaranty of payment and performance and not of collection, that its obligations under this Section 9.23 shall not be discharged until payment and performance, in full, of the Obligations has occurred, and that its obligations under this Section
         9.23 shall be absolute and unconditional, irrespective of, and unaffected by (i) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement, any other Loan Document or any other agreement, document or instrument to which any Borrower is or may become a party; (ii) the absence of any action to enforce this Agreement (including this Section 9.23) or any other Loan Document or the waiver or consent by Lender with respect to any of the provisions thereof; (iii) the existence, value or condition of, or failure to perfect its lien against, any security for the Obligations or any action, or the absence of any action, by Lender in respect thereof (including the release of any such security); (iv) the insolvency of any Borrower; or (v) any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

                (b) Each Borrower shall be regarded, and shall be in the same position, as principal debtor with respect to the Obligations guaranteed hereunder.

                (c) Each Borrower expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel Lender to marshal assets or to proceed in respect of the Obligations guaranteed hereunder against any other Borrower, any other party or against any security for the payment and performance of the Obligations before proceeding against, or as a condition to proceeding against, such Borrower. It is agreed among each Borrower and Lender that the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the other Loan Documents and that, but for the provisions of this Section 9.23 and such waivers, Lender would decline to enter into this Agreement.

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                (d) Each Borrower agrees that the provisions of this Section
         9.23 are for the benefit of Lender and its successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any other Borrower and Lender, the obligations of such other Borrower under the Loan Documents.

                (e) Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, and except as set forth in this Section 9.23, each Borrower hereby expressly and irrevocably subordinates to payment of the Obligations any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and any and all defenses available to a surety, guarantor or accommodation co-obligor until the Obligations are indefeasibly paid in full in cash. Each Borrower acknowledges and agrees that this subordination is intended to benefit Lender and shall not limit or otherwise affect such Borrower's liability hereunder or the enforceability of this Section 9.23, and that Lender and its successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 9.23.

                (f) If Lender may, under applicable law, proceed to realize its benefits under any of the Loan Documents giving Lender a lien upon any Collateral, whether owned by any Borrower or by any other Person, either by judicial foreclosure or by non-judicial sale or enforcement, Lender may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Section 9.23. If, in the exercise of any of its rights and remedies, Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Borrower or any other Person, whether because of any applicable laws pertaining to "election of remedies" or the like, each Borrower hereby consents to such action by Lender and waives any claim based upon such action, even if such action by Lender shall result in a full or partial loss of any rights of subrogation that each Borrower might otherwise have had but for such action by Lender. Any election of remedies that results in the denial or impairment of the right of Lender to seek a deficiency judgment against any Borrower shall not impair any other Borrower's obligation to pay the full amount of the Obligations. In the event Lender shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Loan Documents, Lender may bid all or less than the amount of the Obligations and the amount of such bid need not be paid by Lender but shall be credited against the Obligations. The amount of the successful bid at any such sale, whether Lender or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this Section 9.23, notwithstanding that any present or future law

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         or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Lender might otherwise be entitled but for such bidding at any such sale.

                (g) Notwithstanding any provision herein contained to the contrary, each Borrower's liability under this Section 9.23 (which liability is in any event in addition to amounts for which such Borrower is primarily liable under Section 2) shall be limited to an amount not to exceed as of any date of determination the greater of:

                        (i) the net amount of all Loans advanced to any other Borrower under this Agreement and then re-loaned or otherwise transferred to, or for the benefit of, such Borrower; and

                        (ii) the amount that could be claimed by Lender from such Borrower under this Section 9.23 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Borrower's right of contribution and indemnification from each other Borrower under Section 9.23.

                (h) To the extent that any Borrower shall make a payment under this Section 9.23 of all or any of the Obligations
         (other than Loans made to that Borrower for which it is primarily liable) (a "Guarantor Payment") that, taking into account all other Guarantor Payments then previously or concurrently made by any other Borrower, exceeds the amount that such Borrower would otherwise have paid if each Borrower had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Borrower's Allocable Amount (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Borrowers as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Obligations and termination of the Commitments, such Borrower shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Borrower for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

                (i) As of any date of determination, the "Allocable Amount" of any Borrower shall be equal to the maximum amount of the claim that could then be recovered from such Borrower under this Section 9.23 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform

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         Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

                (j) This Section 9.23 is intended only to define the relative rights of Borrowers and nothing set forth in this
         Section 9.23 is intended to or shall impair the obligations of Borrowers, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement, including Section 9.23. Nothing contained in this Section
         9.23 shall limit the liability of any Borrower to pay the Loans made directly or indirectly to that Borrower and accrued interest, fees and expenses with respect thereto for which such Borrower shall be primarily liable.

                 (k) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Borrower to which such contribution and indemnification is owing.

                 (l) The rights of the indemnifying Borrowers against other credit parties under this Section 9.23 shall be exercisable upon the full and indefeasible payment of the Obligations and the termination of the commitments of Lender hereunder.

                 (m) The liability of Borrowers under this Section 9.23 is in addition to and shall be cumulative with all liabilities of each Borrower to Lender under this Agreement and the other Loan Documents to which such Borrower is a party or in respect of any Obligations or obligation of the other Borrower, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary."

         Section 5. Advances under the Loan Agreement. Borrower hereby acknowledges and agrees that, notwithstanding anything in the Loan Agreement to the contrary, any and all advances of Revolving Credit Loans made under the Loan Agreement shall be made at Lender's sole discretion, and that Lender is not obligated, and nothing in this Amendment shall be deemed to obligate Lender, to make advances of Revolving Credit Loans to Borrower under the Loan Agreement unless and until all of the conditions to such advances have been met to Lender's sole satisfaction.

         Section 6. Effective Date. The obligation of Lender to enter into and accept this Amendment is subject to satisfaction of all of the following conditions in Lender's sole discretion (the date of satisfaction of all of the following conditions in Lender's sole discretion, the "Effective Date"):

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         (a) Lender shall have received two (2) originals of this Amendment duly executed by an authorized officer or representative, as the case may be, of each entity comprising Borrower; provided that Lender agrees to accept the executed version of this Amendment from Borrower by facsimile, with original signatures to follow via overnight mail;

         (b) Lender shall have received one (1) original of that certain Second Amended and Restated Term Note (the "Amended Term Note") duly executed by an authorized officer or representative, as the case may be, of each entity comprising Borrower; provided that Lender agrees to accept the executed version of the Amended Term Note from Borrower by facsimile, with original signatures to followvia overnight mail;

         (c) Lender shall have received updated Schedules to each of the Loan Agreement and Amended Term Note, which updated Schedules shall be satisfactory to Lender; and

         (d) Lender shall have received payment in full of the Commitment Fee (as defined in the Amended Term Note);

         (e) Lender shall be satisfied that it has a perfected first priority security interest in the Collateral, with only such exceptions thereto as shall have been approved by it;

         (f) Borrower shall have provided Lender with resolutions of the Board of Directors, members or partners, as the case may be, of each entity comprising Borrower, authorizing the execution, delivery and performance of Amendment and the Amended Term Note and otherwise in such form as shall be reasonably satisfactory to Lender;

         (g) the representations and warranties set forth in this Amendment, the Loan Agreement and the Amended Term Note shall be true and correct as of such date and after giving effect to this Amendment and the Amended Term Note, as applicable (unless any such representation or warranty by its terms is intended to refer specifically to any earlier date); and

         (h) no Event of Default or any event that, with the giving of notice or the passage of time or both, could be a default or an Event of Default, shall have occurred or be continuing under the Loan Agreement or any of the other Loan Documents, or the Term Note or any other instruments, documents, agreements or certificates delivered by Borrower in connection therewith.

         Notwithstanding the foregoing, should Borrower be unable to produce the items set forth in subparagraphs (c) and (f) above as of the date such other conditions to effectiveness of this Amendment set forth above have been met, Lender agrees that it will accept delivery of such items set forth in subparagraphs (c) and (f) by the date that is no later than ten (10) days after such date, so long as, as of the date of delivery of the items set forth in subparagraphs (c) and (f), the conditions set forth in subparagraphs (g) and (h) are met as of such date of delivery. In addition, notwithstanding the foregoing,

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Borrower shall not be required to produce the items set forth in subparagraph
(g) above with respect to LS Japan Company, Ltd., LST Laser, S.A. and LaserSight Europe GmbH; provided that, if at any time Borrower ceases to be in compliance with Section 7.9 of the Loan Agreement with respect to any or all of such entities, in addition to all other rights and remedies of Lender in connection with such non-compliance, Lender shall be entitled to request Board of Directors resolutions of each (or all, as applicable) of such entities in accordance with such subparagraph (f).

         Section 7. Fees; Costs.

                  (a) Lender hereby waives any requirement that Borrower pay any commitment fee, amendment fee or other similar fee in connection with this Amendment.

                  (b) Each Borrower, jointly and severally, agrees to reimburse Lender for any and all costs and expenses (including but not limited to the reasonable document preparation and review fees of Lender's in-house counsel) in connection with this Amendment and the Amended Term Note.

         Section 8. Enforceability. This Amendment constitutes the legal, valid and binding obligation of Borrower and is enforceable against Borrower in accordance with its terms.

         Section 9. No Novation. The execution and delivery of this Amendment shall not, and shall not be deemed to, constitute a novation of any indebtedness or other obligations owing to the Lender under the Loan Agreement or any Loan Documents based on any facts or events occurring or existing prior to the execution and delivery of this Amendment. On the date of this Amendment, the Loan Agreement shall be amended and supplemented as described in this Amendment, and all loans and other obligations of the Borrower outstanding as of the date hereof under the Loan Agreement and the Loan Documents shall be deemed to be loans and obligations outstanding under the Loan Agreement and the Loan Documents as amended, without further action by any person.

         Section 10. Limitation on Waiver. The limited waiver of Lender set forth in this Amendment shall be limited strictly as written, and shall not constitute, nor be deemed to constitute, a waiver of any breach or defaults or Events of Default other than the Specified Breach. Other events may have occurred that constitute breaches, defaults or Events of Default, and nothing contained herein shall be deemed to constitute a waiver by Lender of its rights in connection therewith, all of which are hereby expressly reserved by Lender.

         Section 11. Further Documentation. In the event any further documentation or information is deemed necessary or appropriate by Lender in the exercise of its rights under the Loan Documents or to correct patent mistakes in the Loan Documents, Borrower shall provide, or cause to be provided, to Lender, at Borrower's cost and expense, such documentation or information. Borrower shall execute and deliver to Lender such documentation, including but not limited to, any amendments, corrections, deletions or additions to the Loan

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Documents as is required by Lender; provided, however, that Borrower shall not be required to do anything that has the effect of changing the essential economic terms of the loan set forth in the Loan Documents.

         Section 12. Release. Borrower hereby fully, finally, and absolutely and forever releases and discharges Lender and its present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, and whether contingent or matured (collectively, "Claims") in respect of the Loan Agreement, the Loan Documents, or the actions or omissions of Lender in respect of the Loan Agreement and the Loan Documents, arising from events occurring prior to the date of this Amendment.

         Section 13. Reference to the Effect on the Loan Agreement.

         (a) On and after the date hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

         (b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

         Section 14. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland without regard to any otherwise applicable conflicts of laws principles.

         Section 15. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         Section 16. Counterparts. This Amendment may be executed in any number of counterparts (and by facsimile), each of which counterpart shall be deemed an original, but all of which shall constitute one and the same instrument.

                               [SIGNATURES FOLLOW]

         IN WITNESS WHEREOF, intending to be legally bound, and intending that this Amendment No. 3 to Loan and Security Agreement and Limited Waiver constitutes and instrument executed under seal, the parties have caused this Amendment No. 3 to Loan and Security Agreement and Limited Waiver to be executed under seal as of the date first above written.

                                           LENDER:

                                           HELLER HEALTHCARE FINANCE, INC.,
                                           a Delaware corporation

                                           By: /s/ R. Hanes Whiteley
                                              -------------------------
                                           Name: R. Hanes Whiteley
                                           Title:Vice President

                                           BORROWER:

                                           LASERSIGHT INCORPORATED,
                                           a Delaware corporation

                                           By: /s/ Gregory L. Wilson
                                              -------------------------
                                           Name:  Gregory L. Wilson
                                           Title:    Secretary

                                           LASERSIGHT TECHNOLOGIES, INC.,
                                           a Delaware corporation

                                           By: /s/ Gregory L. Wilson
                                              -------------------------
                                           Name:  Gregory L. Wilson
                                           Title:    Secretary

                                           LASERSIGHT CENTERS INCORPORATED,
                                           a Delaware corporation

                                           By: /s/ Gregory L. Wilson
                                              -------------------------
                                           Name:  Gregory L. Wilson
                                           Title:    Treasurer

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                           LASERSIGHT PATENTS, INC.,
                                           a Delaware corporation

                                           By: /s/ Gregory L. Wilson
                                              -------------------------
                                           Name:  Gregory L. Wilson
                                           Title:    Secretary

                                           PHOTOMED ACQUISITION, INC.,
                                           a Delaware corporation

                                           By: /s/ Gregory L. Wilson
                                              -------------------------
                                           Name:  Gregory L. Wilson
                                           Title:    Secretary

                                           MRF, INC., a Missouri corporation

                                           By: /s/ Gregory L. Wilson
                                              -------------------------
                                           Name:  Gregory L. Wilson
                                           Title:    Secretary

                                           L.S. EXPORT, LTD., a
                                           company organized under the
                                           laws of the U.S. Virgin Islands

                                           By: /s/ Gregory L. Wilson
                                              -------------------------
                                           Name:  Gregory L. Wilson
                                           Title:    Treasurer

                                           LST LASER, S.A., a company organized
                                           under the laws of Costa Rica

                                           By: /s/ Gregory L. Wilson
                                              -------------------------
                                           Name:  Gregory L. Wilson
                                           Title:    Treasurer

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                           LASERSIGHT EUROPE GMBH, a company
                                           organized under the laws of Germany

                                           By: /s/ Gregory L. Wilson
                                              -------------------------
                                           Name:  Gregory L. Wilson
                                           Title: Managing Director